UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2018

Imperva, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35338	03-0460133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 Bridge Parkway Redwood Shores, California		94065
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 345-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On August 15, 2018, Imperva, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”) with the U.S. Securities and Exchange Commission in connection with the consummation on August 9, 2018 (the “Closing Date”) of the transaction contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 25, 2018, by and among the Company, Pahlmeyer Acquisition Sub, Inc. (“Merger Sub”), Prevoty, Inc. (“Prevoty”), and Fortis Advisors LLC, as the Securityholders’ Agent. Pursuant to the Merger Agreement, on the Closing Date, Merger Sub merged with and into Prevoty, with Prevoty becoming a wholly owned subsidiary of the Company. This Current Report on Form 8-K/A is being filed to amend the Form 8-K to provide the financial statements and pro forma financial information described below, in accordance with the requirements of Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)   Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Prevoty as of and for the year ended December 31, 2017, including the notes related thereto, are filed as Exhibit 99.1 and incorporated herein by reference.

The unaudited condensed consolidated interim financial statements of Prevoty as of and for the six months ended June 30, 2018, including the notes related thereto, are filed as Exhibit 99.2 and incorporated herein by reference.

(b)   Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company and Prevoty for the year ended December 31, 2017 and for the six months ended June 30, 2018, including the notes related thereto, are filed as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

99.1	Audited consolidated financial statements of Prevoty as of and for the year ended December 31, 2017.

99.2	Unaudited condensed consolidated interim financial statements of Prevoty as of and for the six months ended June 30, 2018.

99.3	Unaudited pro forma condensed combined financial information of the Company and Prevoty for the year ended December 31, 2017 and for the six months ended June 30, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMPERVA, INC.

Date: October 23, 2018	By:	/s/ Mike Burns
Mike Burns
Chief Financial Officer